UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-3657

DWS State Tax-Free Income Series

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	08/31

Date of reporting period:	08/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

  AUGUST 31, 2008

Annual Report to Shareholders

DWS New York Tax-Free Income Fund

Contents

4 Performance Summary

10 Information About Your Fund's Expenses

12 Portfolio Management Review

18 Portfolio Summary

19 Investment Portfolio

25 Financial Statements

30 Financial Highlights

34 Notes to Financial Statements

43 Report of Independent Registered Public Accounting Firm

44 Tax Information

45 Shareholder Meeting Results

47 Summary of Management Fee Evaluation by Independent Fee Consultant

52 Trustees and Officers

56 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of bonds, and thus the value of the fund, can decline and the investor can lose principal value. Additionally, this fund is nondiversified and can take larger positions in fewer issuers, increasing its overall potential risk. A portion of the fund's returns may be subject to federal, state, local and alternative minimum tax. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary August 31, 2008

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2007 are 1.10%, 1.96% and 1.92% for Class A, Class B and Class C shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended August 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 8/31/08
DWS New York Tax-FreeIncome Fund	1-Year	3-Year	5-Year	10-Year
Class A	2.97%	2.60%	3.56%	4.06%
Class B	2.10%	1.86%	2.83%	3.26%
Class C	2.09%	1.83%	2.79%	3.26%
Lehman Brothers Municipal Bond Index+	4.48%	3.27%	4.43%	4.87%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 8/31/08	$ 10.52	$ 10.53	$ 10.51
8/31/07	$ 10.64	$ 10.66	$ 10.64
Distribution Information: Twelve Months as of 8/31/08: Income Dividends	$ .43	$ .35	$ .35
August Income Dividend	$ .0364	$ .0298	$ .0297
SEC 30-day Yield as of 8/31/08++	3.56%	2.99%	2.99%
Tax Equivalent Yield as of 8/31/08++	5.88%	4.94%	4.94%
Current Annualized Distribution Rate (based on Net Asset Value) as of 8/31/08++	4.09%	3.34%	3.34%
++ The SEC yield is net investment income per share earned over the month ended August 31, 2008, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 3.54%, 2.88% and 2.90% for Class A, B and C shares, respectively, had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 39.45% (combined New York state and federal income tax rate). Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on August 31, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 4.07%, 3.23% and 3.25% for Class A, B and C shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class A Lipper Rankings — New York Municipal Debt Funds Category as of 8/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	55	of	98	56
3-Year	27	of	93	29
5-Year	46	of	92	50
10-Year	23	of	68	34

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS New York Tax-Free Income Fund — Class A [] Lehman Brothers Municipal Bond Index+

Yearly periods ended August 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.5%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 8/31/08
DWS New York Tax-Free Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,834	$10,314	$11,375	$14,214
	Average annual total return	-1.66%	1.04%	2.61%	3.58%
Class B	Growth of $10,000	$9,914	$10,377	$11,401	$13,782
	Average annual total return	-.86%	1.24%	2.66%	3.26%
Class C	Growth of $10,000	$10,209	$10,559	$11,475	$13,787
	Average annual total return	2.09%	1.83%	2.79%	3.26%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,448	$11,012	$12,421	$16,094
	Average annual total return	4.48%	3.27%	4.43%	4.87%

The growth of $10,000 is cumulative.

+ The Lehman Brothers Municipal Bond Index is an unmanaged, market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index. Barclays Capital completed an acquisition of Lehman Brothers' North American Investment Banking and Capital Markets businesses. As part of the transaction, Lehman Brothers indices have become part of Barclays Capital.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2007 is 0.96% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended August 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Average Annual Total Returns as of 8/31/08
DWS New York Tax-Free Income Fund	1-Year	3-Year	5-Year	Life of Class*
Class S	3.13%	2.81%	3.76%	4.19%
Lehman Brothers Municipal Bond Index+	4.48%	3.27%	4.43%	4.85%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Class S shares commenced operations on June 18, 2001. Index returns began on June 30, 2001.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 8/31/08	$ 10.51
8/31/07	$ 10.64
Distribution Information: Twelve Months as of 8/31/08: Income Dividends	$ .46
August Income Dividend	$ .0386
SEC 30-day Yield as of 8/31/08++	3.99%
Tax Equivalent Yield as of 8/31/08++	6.59%
Current Annualized Distribution Rate (based on Net Asset Value) as of 8/31/08++	4.34%
++ The SEC yield is net investment income per share earned over the month ended August 31, 2008, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 3.85% for Class S had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 39.45% (combined New York state and federal income tax rate). Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on August 31, 2008. In addition, the current annualized distribution rate would have been 4.20% for Class S had certain expenses not been reduced. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class S Lipper Rankings — New York Municipal Debt Funds Category as of 8/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	46	of	98	47
3-Year	19	of	93	21
5-Year	31	of	92	34

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS New York Tax-Free Income Fund — Class S [] Lehman Brothers Municipal Bond Index+

Yearly periods ended August 31
Comparative Results as of 8/31/08
DWS New York Tax-Free Income Fund		1-Year	3-Year	5-Year	Life of Class*
Class S	Growth of $10,000	$10,313	$10,868	$12,029	$13,446
	Average annual total return	3.13%	2.81%	3.76%	4.19%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,448	$11,012	$12,421	$14,040
	Average annual total return	4.48%	3.27%	4.43%	4.85%

The growth of $10,000 is cumulative.

* Class S shares commenced operations on June 18, 2001. Index returns began on June 30, 2001.
+ The Lehman Brothers Municipal Bond Index is an unmanaged, market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index. Barclays Capital completed an acquisition of Lehman Brothers' North American Investment Banking and Capital Markets businesses. As part of the transaction, Lehman Brothers indices have become part of Barclays Capital.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2008 to August 31, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment (including interest expense)* for the six months ended August 31, 2008
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 3/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/08	$ 1,047.80	$ 1,042.90	$ 1,042.90	$ 1,048.20
Expenses Paid per $1,000**	$ 6.38	$ 10.22	$ 10.22	$ 5.10
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 3/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/08	$ 1,018.90	$ 1,015.13	$ 1,015.13	$ 1,020.16
Expenses Paid per $1,000**	$ 6.29	$ 10.08	$ 10.08	$ 5.03
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS New York Tax-Free Income Fund	1.24%	1.99%	1.99%	.99%
Expenses and Value of a $1,000 Investment (excluding interest expense)* for the six months ended August 31, 2008
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 3/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/08	$ 1,047.80	$ 1,042.90	$ 1,042.90	$ 1,048.20
Expenses Paid per $1,000**	$ 4.43	$ 8.27	$ 8.27	$ 3.14
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 3/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/08	$ 1,020.81	$ 1,017.04	$ 1,017.04	$ 1,022.07
Expenses Paid per $1,000**	$ 4.37	$ 8.16	$ 8.16	$ 3.10
* Interest expense represents interest and fees on floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS New York Tax-Free Income Fund	.86%	1.61%	1.61%	.61%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS New York Tax-Free Income Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS New York Tax-Free Income Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Philip G. Condon

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1983 and the fund in 2000.

• Over 31 years of investment industry experience.

• BA and MBA, University of Massachusetts at Amherst.

Ashton P. Goodfield, CFA

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1986 and the fund in 1999.

• Over 21 years of investment industry experience.

• BA, Duke University.

Matthew J. Caggiano, CFA

Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1989 and the fund in 2004.

• Over 16 years of investment industry experience.

• BS, Pennsylvania State University; MS, Boston College.

In the following interview, the portfolio management team discusses DWS New York Tax-Free Income Fund's performance for the 12-month period and the market environment for municipal bonds.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: Can you characterize conditions in the municipal bond market during the annual period ended August 31, 2008?

A: Over the full period, municipal bonds provided positive results, while modestly underperforming their taxable counterparts. The municipal bond market, as measured by the Lehman Brothers Municipal Bond Index, returned 4.48% for the 12-month period ended August 31, 2008.1 This compared to a positive 5.86% return for the broad taxable bond market for the same period, as measured by the Lehman Brothers U.S. Aggregate Index.2 Of course, past performance is no guarantee of future results.

1 The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.
2 The Lehman Brothers U.S. Aggregate Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.
Barclays Capital completed an acquisition of Lehman Brothers' North American Investment Banking and Capital Markets businesses. As part of the transaction, Lehman Brothers indices have become part of Barclays Capital.
Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The relationship between supply of and demand for municipal issues can be an important factor in the performance of this market. High demand or low supply can drive municipal bond prices higher, while low demand or high supply can have the reverse effect. Supply was robust early in the period, but trailed off mid-period in the wake of concerns over the credit status of leading bond insurers. Over the latter part of the period, supply spiked upward dramatically, driven by the conversion of auction-rate issues to fixed-rate structures. On the demand side, retail interest in individual bonds was strong, and flows into tax-free mutual funds were generally positive. Support from insurance companies was in line with historical levels. Demand was undercut by decreased support from broker dealers and the unwinding of positions by institutional investors who had been using leveraging and hedging strategies in an attempt to benefit from disparities between the tax-free and taxable markets. These factors contributed to a significant dislocation between municipal supply and demand that at times resulted in a severe decline in market liquidity.

The US Federal Reserve Board (the Fed) responded to the liquidity crisis in all of the credit markets by dropping the federal funds rate — the overnight interbank lending rate and a benchmark for interest rates generally — seven times over the 12-month period. As a result, the federal funds rate declined from 5.25% to 2.00%. During the period, yields on short- and intermediate-term municipals fell significantly, while yields on longer-term issues ended the period somewhat higher. Since a bond's yield moves in the opposite direction of its price, this meant that intermediate-term municipal bonds generally provided the best returns.

The overall result of a decline in short-term yields and an increase in long-term yields was a steepening of the tax-free yield curve over the period.3 On the municipal bond curve, yields on two-year issues fell by 156 basis points while bonds with 30-year maturities experienced a yield increase of 9 basis points, resulting in a total steepening of 165 basis points. (100 basis points equals one percentage point. See the accompanying graph for a depiction of municipal bond yield changes between the beginning and end of the period.)

3 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.
Municipal Bond Yield Curve (as of 8/31/07 and 8/31/08)

Source: Municipal Market Data as of August 31, 2008. For illustrative purposes only; not meant to represent the performance of any DWS product.

With respect to credit quality, conditions in the municipal market have shown signs of deteriorating in a weakening economy. In addition, many insured issues, which have historically made up about half of the municipal market, have been trading on the basis of the creditworthiness of the underlying issuer, leading to additional spread widening. During the period, leading insurers MBIA and AMBAC both lost their AAA ratings and FGIC was downgraded to junk status by Moody's Investors Services, Inc. and Standard & Poor's Corporation (S&P).4 In some cases, insured issues have actually experienced additional weakness as buyers avoid "headline risk."5 In addition, the proportion of new issues with insurance has been halved in recent months. The net result has been an increase in non-AAA product and spread widening. Among high-yield issues, spread widening was dramatic on tobacco- and, especially, airline-related bonds.

4 Credit quality is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA, and so forth. The lower the rating, the higher the probability of default. The ratings of Moody's Investors Service, Inc. (Moody's) and Standard & Poor's Corporation (S&P) represent these companies' opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.
5 Headline risk is the possibility a negative news story will spread to other media outlets and cause a significant change in the value of an investment. For example, an unconfirmed report of a corporate management shakeup might be picked up by competing newspapers and television networks, thus causing a sharp decline in the company's stock price. The firm's stock price is likely to be subject to substantial volatility even though the story eventually proves false.

The bond market's continued flight to quality resulted in lower yields for Treasury bonds and historically high municipal yields relative to Treasuries. In fact, at the end of August, municipals were yielding almost as much, and in some cases, more than Treasuries, even before taking into account the tax advantage of municipals. For example, 30-year and 10-year AAA municipals were yielding 106.6% and 94.5%, respectively, of comparable Treasury issues, before taking into account the tax advantage of municipals.

Q: How did DWS New York Tax-Free Income Fund perform for the annual period ended August 31, 2008?

A: DWS New York Tax-Free Income Fund's Class A shares posted a return for the period of 2.97% (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and more complete performance information.) This return compares to 4.48% for the fund's benchmark, the Lehman Brothers Municipal Bond Index. The fund outperformed the 2.47% average of its peer group, the Lipper New York Municipal Debt Funds category.6 (Please see pages 4 through 9 for the performance of other share classes and more complete performance information.)

6 The Lipper New York Municipal Debt Funds category is comprised of funds that limit their assets to those securities that are exempt from taxation in New York City and state. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper New York Municipal Debt Funds category. It is not possible to invest in a Lipper category. This category average was 2.47% (98), 3.57% (92) and 3.83% (68) for the 1-, 5- and 10-year periods, respectively, as of 8/31/08.

Q: How was the fund positioned and how did this positioning impact performance over the period?

A: We do not attempt to predict the direction of interest rates, and instead seek to maintain a neutral duration and corresponding sensitivity to interest-rate changes. While we attempt to maintain a neutral interest-rate posture overall, within this framework we will make judgments about which maturities present the most attractive opportunities. Along these lines, for much of the period we minimized exposure to long-term bonds, as we did not believe they provided a favorable risk/reward profile. Given a relatively flat yield curve, we did not view the modest income advantage offered by long-term issues as attractive. Our maturity positioning helped performance over the period as the curve steepened dramatically, driven by both falling short-term yields and rising yields (and falling prices) on longer-term issues. Given the recent steepening, we have increasingly been looking for opportunities to move out on the curve to take advantage of the improved yield differentials available.

Our low exposure to tobacco settlement and airline bonds helped performance. As lower-quality issues have become more attractive relative to higher-quality issues, we have used intensive credit analysis to selectively increase exposure to this segment. This shift has constrained performance to a degree as credit spreads have so far continued to widen. It is important to note, however, that the reduction of AAA-rated bonds represented in the fund's portfolio is primarily the result of downgrades experienced by leading bond insurers, rather than any shift in fund strategy.

We hedged a portion of the fund's assets against interest-rate changes using LIBOR (London Interbank Offered Rate, a benchmark for taxable interest rates), and this held back performance as municipals underperformed the taxable market. We also had exposure to floating-rate notes with three-month resets tied to LIBOR, which constrained performance over the period.

Q: What is your current assessment of the New York municipal bond market?

A: The state's bonds continue to be rated AA by S&P and Aa3 by Moody's. The financial industry, a major driver of the state's economy and revenues, has seen its profitability impacted by recent market conditions, and revenues to the state have declined as a result. However, conservative budget management in recent years allowed the state to benefit from economic strength by building its reserves. In addition, the governor and legislature recently reopened the state's budget for the current fiscal year in order to find $1 billion in savings, which should help the state to avoid significantly drawing down its reserves. While New York has a relatively high per capita debt burden, the state continues to have a large and broadly diversified economic base. These positive economic and fiscal trends have resulted in stable ratings of New York's general obligation debt, which is backed by the full taxing power of the state. In addition, New York City continues to be rated at its highest levels ever by both Standard & Poor's and Moody's, AA and Aa3, respectively. We believe that the outlook for the state's economy and overall fiscal health remains stable.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	8/31/08	8/31/07

Revenue Bonds	78%	71%
General Obligation Bonds	16%	16%
US Government Secured	6%	13%
	100%	100%
Quality	8/31/08	8/31/07

AAA	24%	67%
AA	35%	16%
A	21%	7%
BBB	9%	2%
BB	4%	2%
B	1%	1%
Not Rated	6%	5%
	100%	100%
Effective Maturity	8/31/08	8/31/07

Less than 1 year	7%	5%
1-4.99 years	30%	27%
5-9.99 years	47%	56%
10-14.99 years	7%	7%
15+ years	9%	5%
	100%	100%
Interest Rate Sensitivity	8/31/08	8/31/07

Duration	6.4 years	6.6 years

Weighted average effective maturity: 7.4 years and 7.3 years, respectively.

Asset allocation, quality, effective maturity and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. A complete list of the fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of August 31, 2008

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 93.2%
New York 81.5%
Albany, NY, Industrial Development Agency, Civic Facility Revenue, St. Peter's Hospital Project, Series A:
5.25%, 11/15/2027	1,000,000	960,291
5.75%, 11/15/2022	1,000,000	1,025,120
Brookhaven, NY, Hospital & Healthcare Revenue, Industrial Development Authority, Memorial Hospital Medical Center, Series A, Prerefunded, 8.25%, 11/15/2030	2,000,000	2,260,520
Buffalo, NY, Core City General Obligation, Series A, 5.375%, 2/1/2016 (a)	1,020,000	1,070,480
Buffalo, NY, Other General Obligation, School Improvement, Series D, 5.5%, 12/15/2015 (a)	1,000,000	1,073,490
Chautauqua County, NY, County General Obligation, ETM, 7.3%, 4/1/2009 (a)	575,000	594,067
Erie County, NY, County General Obligation, Public Improvement, 6.125%, 1/15/2012 (a)	590,000	644,298
Erie County, NY, Public Improvements, Series A, 5.0%, 12/1/2017 (a)	2,615,000	2,786,596
Haverstraw-Stony Point, NY, Central School District, 5.0%, 10/15/2021 (a)	4,500,000	4,813,380
Liberty, NY, Development Corp. Revenue, Goldman Sachs Headquarters:
5.25%, 10/1/2035	5,000,000	5,065,050
5.5%, 10/1/2037	2,500,000	2,623,300
Long Island, NY, Electric System Revenue, Power Authority:
Zero Coupon, 6/1/2012 (a)	10,000,000	8,891,500
Zero Coupon, 6/1/2014 (a)	2,115,000	1,727,722
Series 1B, 2.3%*, 5/1/2033, State Street Bank & Trust Co. (b)	1,900,000	1,900,000
Series D, 5.0%, 9/1/2023 (a)	5,000,000	5,099,100
Metropolitan Transportation Authority, NY, Revenue, Series A, 5.0%, 11/15/2022 (a)	1,575,000	1,670,335
Monroe County, NY, General Obligation, Public Improvement:
6.0%, 3/1/2013 (a)	1,050,000	1,187,687
6.0%, 3/1/2014 (a)	1,040,000	1,191,965
6.0%, 3/1/2015 (a)	1,250,000	1,450,662
6.0%, 3/1/2017 (a)	1,410,000	1,668,523
6.0%, 3/1/2018 (a)	1,130,000	1,344,067
Nassau County, NY, Industrial Development Agency, Continuing Care Retirement, Amsterdam At Harborside, Series A, 6.5%, 1/1/2027	1,750,000	1,735,930
Nassau County, NY, Sewer & Storm Water Finance Authority System Revenue, Series B, 5.0%, 10/1/2023 (a)	500,000	511,295
New York, Higher Education Revenue, Dormitory Authority:
Series C, Prerefunded, 7.375%, 5/15/2010	215,000	223,669
Series C, 7.375%, 5/15/2010	230,000	248,566
Series B, Prerefunded, 7.5%, 5/15/2011	325,000	345,716
Series B, 7.5%, 5/15/2011	295,000	329,887
New York, Higher Education Revenue, Dormitory Authority, Colgate University:
6.0%, 7/1/2016 (a)	900,000	1,011,672
6.0%, 7/1/2021 (a)	850,000	978,648
New York, Higher Education Revenue, Dormitory Authority, Green Chimneys School, Series A, 5.5%, 7/1/2018 (a)	1,375,000	1,421,227
New York, Higher Education Revenue, Dormitory Authority, New York University, Series A, 5.75%, 7/1/2027 (a) (c)	3,000,000	3,423,180
New York, Higher Education Revenue, Dormitory Authority, Pace University:
6.5%, 7/1/2009 (a)	5,000	5,147
6.5%, 7/1/2011 (a)	760,000	821,727
6.5%, 7/1/2012 (a)	500,000	550,300
New York, Higher Education Revenue, Urban Development Corp., Syracuse University, Center for Science and Technology:
5.5%, 1/1/2015	4,500,000	4,913,325
5.5%, 1/1/2017	4,890,000	5,418,658
New York, Hospital & Healthcare Revenue, Dormitory Authority, Mt. Sinai School of Medicine, Series B, 5.7%, 7/1/2011 (a)	1,075,000	1,117,054
New York, Hospital & Healthcare Revenue, Dormitory Authority, Sloan Kettering Institute, Series C, 5.5%, 7/1/2023 (a)	3,000,000	3,204,390
New York, Housing Finance Agency, State University Construction, Series A, ETM, 8.0%, 5/1/2011	140,000	151,169
New York, Metropolitan Transportation Authority Revenue, Series E-2, 1.8%*, 11/1/2035, Fortis Bank SA (b)	550,000	550,000
New York, Sales & Special Tax Revenue, Local Government Assistance Corp.:
Series E, 5.25%, 4/1/2016 (a)	1,185,000	1,301,497
Series C, 5.5%, 4/1/2017	6,000,000	6,768,960
New York, Sales & Special Tax Revenue, Metropolitan Transportation Authority, Series A, Prerefunded, 5.25%, 4/1/2016 (a)	2,000,000	2,251,640
New York, Sales Tax Asset Receivable Corp.:
Series A, 5.0%, 10/15/2026 (a)	5,000,000	5,170,200
Series A, 5.0%, 10/15/2029 (a)	5,000,000	5,116,200
New York, Seneca Nation Indians, Capital Improvements Authority Revenue, Special Obligation, Series A, 144A, 5.25%, 12/1/2016	2,500,000	2,395,550
New York, State Agency General Obligation Lease, Dormitory Authority, City University System:
Series A, 5.625%, 7/1/2016 (a)	1,100,000	1,225,697
Series A, 5.75%, 7/1/2009 (a)	440,000	450,815
Series A, 5.75%, 7/1/2013 (a)	4,100,000	4,420,415
5.75%, 7/1/2018 (a)	2,250,000	2,561,062
New York, State Agency Revenue Lease, Urban Development Corp., Correctional Facilities, Series A, 5.5%, 1/1/2014 (a)	2,000,000	2,168,620
New York, State Dormitory Authority Revenue, Series A-1, 5.0%, 8/15/2025 (a)	2,175,000	2,232,420
New York, State Dormitory Authority Revenue, Mental Health Services Facilities Improvement, Series D, 5.0%, 8/15/2018 (a)	3,120,000	3,303,144
New York, State Dormitory Authority Revenue, Montefiore Hospital, 5.0%, 8/1/2023 (a)	3,000,000	2,999,880
New York, State Dormitory Authority Revenue, New York University, Series A, 5.0%, 7/1/2022 (a)	2,000,000	2,067,720
New York, State Dormitory Authority Revenue, Non-State Supported Debt, NYU Hospital Center, Series B, 5.25%, 7/1/2024	1,000,000	973,200
New York, State Dormitory Authority Revenue, Non-State Supported Debt, Orange Regional Medical Center, 6.125%, 12/1/2029	3,000,000	2,930,370
New York, State Dormitory Authority Revenue, State Personal Income Tax, Series A, 5.0%, 3/15/2021	5,000,000	5,306,000
New York, State General Obligation Lease, Dormitory Authority, City University System:
Series A, 5.75%, 7/1/2018 (a)	2,000,000	2,240,420
Series D, ETM, 7.0%, 7/1/2009	325,000	337,438
New York, State General Obligation Lease, Dormitory Authority, Judicial Facilities, ETM, 7.375%, 7/1/2016 (a)	80,000	93,507
New York, State General Obligation Lease, Dormitory Authority, State University Educational Facilities, 5.875%, 5/15/2017 (a)	2,325,000	2,623,135
New York, State General Obligation Lease, Urban Development Corp., State Facilities, 5.6%, 4/1/2015	2,260,000	2,510,770
New York, State General Obligation, Tobacco Settlement Financing Corp., Series A-1, 5.5%, 6/1/2019	6,000,000	6,364,500
New York, State Housing Finance Agency, State Personal Income Tax Revenue, Economic Development & Housing, Series A, 5.0%, 9/15/2030 (a)	4,000,000	4,053,360
New York, State Thruway Authority Highway & Bridge Trust Fund, Series B, 5.0%, 4/1/2021 (a)	10,000,000	10,504,500
New York, State Urban Development Corp. Revenue, Personal Income Tax:
Series A-1, 5.0%, 12/15/2021 (a)	5,000,000	5,262,600
Series B, 5.0%, 3/15/2023	45,000	47,396
New York, Tobacco Settlement Financing Corp., Series B-1C, 5.5%, 6/1/2019	5,000,000	5,303,750
New York, Transportation/Tolls Revenue, General Improvements, Triborough Bridge and Tunnel Authority Revenue, Series B, 5.0%, 11/15/2021	6,000,000	6,241,140
New York, Transportation/Tolls Revenue, Metropolitan Transportation Authority, Series C, Prerefunded, 5.125%, 7/1/2013 (a) (c)	4,000,000	4,376,469
New York, Transportation/Tolls Revenue, Triborough Bridge and Tunnel Authority, Series Y, ETM, 6.125%, 1/1/2021	7,205,000	8,671,650
New York, Water & Sewer Revenue, Environmental Facilities Corp., Riverbank State Park, 6.25%, 4/1/2012 (a)	3,695,000	3,954,906
New York, Water & Sewer Revenue, Environmental Facilities Corp., State Clean Water & Drinking Revolving Funds, Series C, 5.25%, 6/15/2015	5,330,000	5,680,181
New York, Water & Sewer Revenue, Environmental Facilities Corp., State Water Pollution Control, Series E, 6.5%, 6/15/2014	90,000	90,329
New York & New Jersey, Port Authority, Series 2232, AMT, 144A, 2.49%*, 4/15/2015 (a)	8,995,000	8,995,000
New York & New Jersey, Port Authority, One Hundred Forty-Sixth, AMT, 5.0%, 12/1/2021 (a)	5,930,000	5,969,434
New York City, NY, Housing Development Corp. Revenue, NYC Housing Authority Project, Series A, 5.0%, 7/1/2025 (a)	2,100,000	2,108,316
New York City, NY, Industrial Development Agency Revenue, Liberty-7, World Trade Center, Series A, 6.25%, 3/1/2015	2,000,000	2,022,180
New York City, NY, Industrial Development Agency, Special Facility Revenue, American Airlines, JFK International Airport, AMT, 7.75%, 8/1/2031	3,500,000	3,138,450
New York City, NY, Transitional Finance Authority Revenue, Future Tax Secured, Series C, 5.0%, 5/1/2017	4,000,000	4,107,640
New York, NY, Airport Revenue, Industrial Development Agency, Japan Air Lines, AMT, 6.0%, 11/1/2015 (a)	595,000	602,342
New York, NY, Core City General Obligation, Transitional Finance Authority, Series B, 5.5%, 2/1/2017	480,000	515,645
New York, NY, General Obligation:
Series H, 5.125%, 8/1/2018 (a)	3,070,000	3,106,871
Series C-1, 5.25%, 8/15/2018	3,525,000	3,765,828
New York, NY, Hospital & Healthcare Revenue, Industrial Development Agency, British Airways PLC Project, AMT, 7.625%, 12/1/2032	2,000,000	1,727,880
New York, NY, Project Revenue, Industrial Development Agency, YMCA Greater Project, 5.8%, 8/1/2016	965,000	1,002,876
New York, NY, Water & Sewer Revenue, Municipal Water Finance Authority, Series D, Zero Coupon, 6/15/2017	5,000,000	3,523,950
Niagara County, NY, General Obligation, 7.1%, 2/15/2011 (a)	500,000	555,460
Niagara County, NY, Industrial Development Revenue, Industrial Development Agency, Series D, 5.55%, 11/15/2024	3,760,000	3,627,874
Niagara Falls, NY, Other General Obligation, Water Treatment Plant, AMT, 7.25%, 11/1/2011 (a)	215,000	245,532
Niagara Falls, NY, Transportation/Tolls Revenue, Bridge Commission, 5.25%, 10/1/2015 (a)	10,720,000	11,246,674
North Babylon, NY, School District General Obligation, Unified Free School District, 5.25%, 1/15/2016 (a)	1,605,000	1,684,351
Oneida-Herkimer, NY, Resource Recovery Revenue, Solid Waste Management Authority:
5.5%, 4/1/2013 (a)	500,000	552,185
5.5%, 4/1/2014 (a)	1,000,000	1,113,570
Orange County, NY, Senior Care Revenue, Industrial Development Agency, The Glen Arden Project:
5.625%, 1/1/2018	2,000,000	1,892,760
5.7%, 1/1/2028	3,250,000	2,813,330
Shenendehowa, NY, School District General Obligation, Central School District, Clifton Park, 6.85%, 6/15/2009 (a)	350,000	364,329
		262,691,631
Puerto Rico 11.7%
Commonwealth of Puerto Rico, Aqueduct & Sewer Authority Revenue, Series A, 6.0%, 7/1/2038	3,000,000	3,145,080
Commonwealth of Puerto Rico, Government Development Bank, Series B, 5.0%, 12/1/2015	1,470,000	1,502,634
Commonwealth of Puerto Rico, Highway & Transportation Authority Revenue:
Series K, 5.0%, 7/1/2017	2,000,000	2,008,480
Series AA, 5.5%, 7/1/2016 (a)	2,410,000	2,525,391
Commonwealth of Puerto Rico, Public Improvement:
Series A, 5.5%, 7/1/2017 (a)	6,000,000	6,279,420
Series A, 5.5%, 7/1/2020 (a)	6,750,000	7,002,450
Puerto Rico, Electric Power Authority Revenue, 6.0%, 7/1/2012 (a)	4,020,000	4,332,153
Puerto Rico, Municipal Finance Agency, Series A, 5.25%, 8/1/2024	2,500,000	2,494,550
Puerto Rico, Sales & Special Tax Revenue, Highway & Transportation Authority, Series Z, 6.0%, 7/1/2018 (a) (c)	2,750,000	3,144,212
Puerto Rico, State General Obligation, Public Improvements, 5.5%, 7/1/2013 (a)	5,000,000	5,269,350
		37,703,720
Total Municipal Bonds and Notes (Cost $290,497,719)		300,395,351

Municipal Inverse Floating Rate Notes (d) 18.8%
New York 16.2%
New York, State Thruway Authority, Highway and Bridge Trust Fund, Series B, 5.0%, 4/1/2019 (a) (e)	10,000,000	10,605,300
Trust: New York, State Thruway Authority, Highway and Bridge Trust Fund, Series 1071-1, 144A, 7.46%, 4/1/2019, Leverage Factor at purchase date: 2 to 1
New York, State Urban Development Corp. Revenue, State Personal Income Tax, Series B, 5.0%, 3/15/2023 (e)	9,900,000	10,427,175
Trust: New York, State Urban Development Corp. Revenue, Series 2887, 144A, 13.4%, 3/15/2023, Leverage Factor at purchase date: 4 to 1
New York & New Jersey Port Authority, One Hundred Forty-Seventh, AMT, 5.0%, 10/15/2027 (a) (e)	10,000,000	9,794,500
Trust: New York & New Jersey Port Authority, Series 2232, 144A, AMT, 25.97%, 10/15/2027, Leverage Factor at purchase date: 10 to 1
New York City, NY, Transitional Finance Authority Revenue, Series B, 5.0%, 11/1/2023 (e)	10,000,000	10,523,900
Trust: New York City, DFA Municipal Trust, Transitional Finance Authority, Series 3000, 144A, 16.92%, 11/1/2023, Leverage Factor at purchase date: 5 to 1
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, Series D, 5.5%, 6/15/2016 (a) (e)	10,000,000	10,821,950
Trust: New York City, NY, Municipal Water Finance Authority, Water & Sewer Revenue, RITES-PA 838, 144A, 8.95%, 6/15/2016, Leverage Factor at purchase date: 2 to 1
		52,172,825
Puerto Rico 2.6%
Puerto Rico, Electric Power Authority Revenue, Series UU, 2.39%**, 7/1/2029 (a) (e)	10,000,000	8,402,500
Trust: Puerto Rico, Electric Power Authority Revenue, Series 1830, 144A, 1.445%, 7/1/2029, Leverage Factor at purchase date: 4 to 1
Total Municipal Inverse Floating Rate Notes (Cost $62,220,766)		60,575,325
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $352,718,485)+	112.0	360,970,676
Other Assets and Liabilities, Net	(12.0)	(38,544,982)
Net Assets	100.0	322,425,694
* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of August 31, 2008.
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury Bill rate. These securities are shown at their current rate as of August 31, 2008.
+ The cost for federal income tax purposes was $352,203,529. At August 31, 2008, net unrealized appreciation for all securities based on tax cost was $8,767,147. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $13,979,293 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,212,146.
(a) Bond is insured by one of these companies:
Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group, Inc.	12.5
Financial Guaranty Insurance Company	18.5
Financial Security Assurance, Inc.	14.0
MBIA Corp.	16.3
(b) Security incorporates a letter of credit from the bank listed.
(c) At August 31, 2008, this security has been pledged, in whole or in part, to cover collateral for open interest rate swaps.
(d) Securities represent the underlying municipal obligations of inverse floating rate obligations held by the Fund.
(e) Security forms part of the below tender option bond trust. Principal amount and value shown take into account the leverage factor.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

RITES: Residual Interest Tax Exempt Security

At August 31, 2008, open interest rate swaps were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Unrealized Depreciation ($)
11/18/2008 11/18/2023	5,400,000[1]	Fixed — 5.261%	Floating — LIBOR	(330,320)
9/29/2008 9/29/2027	4,400,000[2]	Fixed — 5.555%	Floating — LIBOR	(434,962)
Total unrealized depreciation on interest rate swaps				(765,282)
Counterparties: [1] Goldman Sachs & Co. [2] JPMorgan Chase LIBOR: Represents the London InterBank Offered Rate.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of August 31, 2008
Assets
Investments in securities, at value (cost $352,718,485)	$ 360,970,676
Cash	43,792
Interest receivable	4,498,363
Receivable for Fund shares sold	435,687
Other assets	29,689
Total assets	365,978,207
Liabilities
Payable for floating rate notes issued	41,925,000
Dividends payable	222,863
Payable for Fund shares redeemed	220,253
Unrealized depreciation on interest rate swap contracts	765,282
Accrued management fee	161,128
Other accrued expenses and payables	257,987
Total liabilities	43,552,513
Net assets, at value	$ 322,425,694
Net Assets Consist of
Undistributed net investment income	198,685
Net unrealized appreciation (depreciation) on: Investments	8,252,191
Interest rate swaps	(765,282)
Accumulated net realized gain (loss)	3,056,834
Paid-in capital	311,683,266
Net assets, at value	$ 322,425,694

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2008 (continued)
Net Asset Value
Class A Net Asset Value, offering and redemption price(a) per share ($121,497,252 ÷ 11,551,628 outstanding shares of beneficial interest, $.01 par value, 13,550,784 shares authorized)	$ 10.52
Maximum offering price per share (100 ÷ 95.50 of $10.52)	$ 11.02

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,073,950 ÷ 196,888 outstanding shares of beneficial interest, $.01 par value, 609,345 shares authorized)
$ 10.53

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($5,179,339 ÷ 492,572 outstanding shares of beneficial interest, $.01 par value, 547,117 shares authorized)
$ 10.51
Class S Net Asset Value, offering and redemption price(a) per share ($193,675,153 ÷ 18,420,375 outstanding shares of beneficial interest, $.01 par value, 16,881,058 shares authorized)	$ 10.51
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended August 31, 2008
Investment Income
Income: Interest	$ 19,732,568
Expenses: Management fee	1,981,400
Distribution and service fees	324,965
Services to shareholders	511,857
Custodian fee	16,464
Professional fees	88,082
Trustees' fees and expenses	51,475
Reports to shareholders and shareholder meeting	72,824
Registration fees	49,479
Interest expense and fees on floating rate notes	1,638,566
Other	43,135
Total expenses before expense reductions	4,778,247
Expense reductions	(503,583)
Total expenses after expense reductions	4,274,664
Net investment income (loss)	15,457,904
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	3,254,608
Futures	(529,400)
Interest rate swaps	22,152
2,747,360
Change in net unrealized appreciation (depreciation) on: Investments	(6,943,208)
Futures	182,212
Interest rate swaps	(765,282)
(7,526,278)
Net gain (loss)	(4,778,918)
Net increase (decrease) in net assets resulting from operations	$ 10,678,986

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the year ended August 31, 2008
Cash Flows from Operating Activities:
Investment income received*	$ 20,818,430
Payment of operating expenses	(2,515,976)
Payment of interest expense	(1,638,566)
Proceeds from sales and maturities of investments	229,165,273
Purchases of investments	(164,598,272)
Net receipt (payment) on interest rate swap contracts	22,152
Net purchases, sales and maturities of short-term investments	80,446
Net receipt (payment) on futures contracts	(317,969)
Cash provided (used) by operating activities	$ 81,015,518
Cash Flows from Financing Activities:
Proceeds from shares sold	$ 60,419,978
Cost of shares redeemed	(133,268,598)
Distributions paid (net of reinvestment of distributions)	(7,181,032)
Increase (decrease) in payable for floating rate notes issued	(980,000)
Cash provided (used) by financing activities	(81,009,652)
Increase (decrease) in cash	5,866
Cash at beginning of period	37,926
Cash at end of period	$ 43,792
Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operations to Cash Provided (Used) by Operating Activities:
Net increase (decrease) in net assets resulting from operations	$ 10,678,986
Net (increase) decrease in cost of investments	64,341,600
Net (increase) decrease in unrealized appreciation (depreciation) on investments	6,943,208
(Increase) decrease in interest receivable	735,069
(Increase) decrease in other assets	(9,683)
Increase (decrease) in payable for investments purchased	(2,588,285)
(Increase) decrease in daily variation margin on open futures contracts	29,219
(Increase) decrease in unrealized depreciation on interest rate swap contracts	765,282
Increase (decrease) in other accrued expenses and payables	120,122
Cash provided (used) by operating activities	$ 81,015,518
Non-Cash Financing Activities:
Reinvestment of distributions	$ 8,091,225
* Non-cash activity from market discount accretion and premium amortization in the net amount of $350,793 has been excluded from the Statement of Cash Flows.
Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended August 31,
	2008	2007
Operations: Net investment income	$ 15,457,904	$ 15,701,916
Net realized gain (loss)	2,747,360	98,466
Change in net unrealized appreciation (depreciation)	(7,526,278)	(7,744,534)
Net increase (decrease) in net assets resulting from operations	10,678,986	8,055,848
Distributions to shareholders from: Net investment income: Class A	(5,055,727)	(5,214,719)
Class B	(77,407)	(123,155)
Class C	(180,258)	(190,406)
Class S	(10,010,218)	(10,023,937)
Net realized gains: Class A	—	(742,089)
Class B	—	(26,118)
Class C	—	(34,049)
Class S	—	(1,342,218)
Total distributions	(15,323,610)	(17,696,691)
Fund share transactions: Proceeds from shares sold	60,240,062	68,013,684
Reinvestment of distributions	8,091,225	9,656,827
Cost of shares redeemed	(133,223,745)	(70,719,624)
Redemption fees	2,354	233
Net increase (decrease) in net assets from Fund share transactions	(64,890,104)	6,951,120
Increase (decrease) in net assets	(69,534,728)	(2,689,723)
Net assets at beginning of period	391,960,422	394,650,145
Net assets at end of period (including undistributed net investment income and distributions in excess of net investment income of $198,685 and $21,414, respectively)	$ 322,425,694	$ 391,960,422

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended August 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 10.64	$ 10.92	$ 11.05	$ 11.05	$ 10.88
Income (loss) from investment operations: Net investment income[a]	.43	.43	.44	.44	.46
Net realized and unrealized gain (loss)	(.12)	(.23)	(.12)	.00*	.17
Total from investment operations	.31	.20	.32	.44	.63
Less distributions from: Net investment income	(.43)	(.42)	(.43)	(.44)	(.46)
Net realized gains	—	(.06)	(.02)	—	—
Total distributions	(.43)	(.48)	(.45)	(.44)	(.46)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 10.52	$ 10.64	$ 10.92	$ 11.05	$ 11.05
Total Return (%)[b]	2.97[c]	1.89[c]	2.94	4.18	5.86
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	121	128	137	150	159
Ratio of expenses before expense reductions (including interest expense) (%)[d]	1.34	1.10	1.20	1.02	.93
Ratio of expenses after expense reductions (including interest expense) (%)[d]	1.31	1.07	1.20	1.02	.93
Ratio of expenses after expense reductions (excluding interest expense) (%)	.86	.82	.85	.88	.87
Ratio of net investment income (%)	4.07	3.97	4.00	4.01	4.16
Portfolio turnover rate (%)	39	37	55	53	21
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

Class B Years Ended August 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 10.66	$ 10.93	$ 11.07	$ 11.07	$ 10.90
Income (loss) from investment operations: Net investment income[a]	.35	.35	.37	.37	.39
Net realized and unrealized gain (loss)	(.13)	(.22)	(.13)	.00***	.17
Total from investment operations	.22	.13	.24	.37	.56
Less distributions from: Net investment income	(.35)	(.34)	(.36)	(.37)	(.39)
Net realized gains	—	(.06)	(.02)	—	—
Total distributions	(.35)	(.40)	(.38)	(.37)	(.39)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 10.53	$ 10.66	$ 10.93	$ 11.07	$ 11.07
Total Return (%)[b]	2.10[c]	1.18[c]	2.29[c]	3.44[c]	5.18[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	3	5	7	9
Ratio of expenses before expense reductions (including interest expenses) (%)[d]	2.19	1.96	2.09	1.87	1.77
Ratio of expenses after expense reductions (including interest expenses) (%)[d]	2.06	1.87	1.84	1.63	1.57
Ratio of expenses after expense reductions (excluding interest expenses) (%)	1.61	1.62	1.49	1.49	1.51
Ratio of net investment income (%)	3.32	3.17	3.36	3.40	3.52
Portfolio turnover rate (%)	39	37	55	53	21
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

Class C Years Ended August 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 10.64	$ 10.91	$ 11.05	$ 11.05	$ 10.88
Income (loss) from investment operations: Net investment income[a]	.35	.35	.36	.37	.38
Net realized and unrealized gain (loss)	(.13)	(.22)	(.12)	.00***	.17
Total from investment operations	.22	.13	.24	.37	.55
Less distributions from: Net investment income	(.35)	(.34)	(.36)	(.37)	(.38)
Net realized gains	—	(.06)	(.02)	—	—
Total distributions	(.35)	(.40)	(.38)	(.37)	(.38)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 10.51	$ 10.64	$ 10.91	$ 11.05	$ 11.05
Total Return (%)[b]	2.09[c]	1.17[c]	2.22[c]	3.38[c]	5.12[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	6	6	6	5
Ratio of expenses before expense reductions (including interest expense) (%)[d]	2.15	1.92	2.03	1.82	1.73
Ratio of expenses after expense reductions (including interest expense) (%)[d]	2.06	1.88	1.91	1.70	1.62
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.61	1.63	1.56	1.56	1.56
Ratio of net investment income (%)	3.32	3.16	3.29	3.33	3.47
Portfolio turnover rate (%)	39	37	55	53	21
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

Class S Years Ended August 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 10.64	$ 10.91	$ 11.05	$ 11.05	$ 10.88
Income (loss) from investment operations: Net investment income[a]	.46	.45	.46	.46	.48
Net realized and unrealized gain (loss)	(.13)	(.22)	(.13)	.00***	.18
Total from investment operations	.33	.23	.33	.46	.66
Less distributions from: Net investment income	(.46)	(.44)	(.45)	(.46)	(.49)
Net realized gains	—	(.06)	(.02)	—	—
Total distributions	(.46)	(.50)	(.47)	(.46)	(.49)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 10.51	$ 10.64	$ 10.91	$ 11.05	$ 11.05
Total Return (%)	3.13[b]	2.17[b]	3.14	4.30	6.12
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	194	256	247	187	190
Ratio of expenses before expense reductions (including interest expense) (%)[c]	1.26	.96	1.01	.81	.71
Ratio of expenses after expense reductions (including interest expense) (%)[c]	1.06	.90	1.01	.81	.71
Ratio of expenses after expense reductions (excluding interest expense) (%)	.61	.65	.66	.67	65
Ratio of net investment income (%)	4.32	4.14	4.19	4.22	4.38
Portfolio turnover rate (%)	39	37	55	53	21
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS New York Tax-Free Income Fund (the "Fund") is a non-diversified series of DWS State Tax-Free Income Series (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid quotation or evaluated prices obtained from a broker dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

New Accounting Pronouncements. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of August 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the levels of inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In addition, in March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund would agree to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The payment obligations would be based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. The Fund generally intends, but is not obligated, to terminate its interest rate swaps before the effective date. Payments received or made are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by the counterparty and the change in value is recorded as unrealized appreciation or depreciation.

Inverse Floaters. Inverse floating rate notes are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of instrument involve special risks as compared to investments in a fixed rate municipal security. The debt instrument in which the Fund may invest is a tender option bond trust (the "trust") which can be established by the Fund, a financial institution, or a broker consisting of underlying municipal obligations with intermediate to long maturities and a fixed interest rate ("underlying bond"). Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. The Fund may enter into shortfall and forbearance agreements by which the Fund agrees to reimburse the trust, in certain circumstances, for the difference between the liquidation value of the fixed rate municipal security held by the trust and the liquidation value of the floating rate notes. These transactions are considered a form of financing for accounting purposes. As a result, the Fund includes the underlying bond in its investment portfolio and a corresponding liability in the statement of assets and liabilities equal to the floating rate note issued. When a trust is terminated and/or collapsed by either party, the related fixed rate securities held by the trust are delivered back to the Fund where they are either held or sold, and the related liability of the floating rate note issued is adjusted. The Fund does not consider the Fund's investment in inverse floaters borrowing within the meaning of the Investment Company Act of 1940. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Moreover, since these securities are in a trust form, a sale may take longer to settle than the standard two days after the trade date.

The weighted average outstanding daily balance of the floating rate notes issued during the year ended August 31, 2008 was approximately $52,243,000, with a weighted average interest rate of 3.14%.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate or fixed income market changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

During the year ended August 31, 2008, the Fund utilized approximately $63,000 of a prior year capital loss carryforward.

The Fund has reviewed the tax positions for the open tax years as of August 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2008 the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed tax-exempt income	$ 265,954
Undistributed taxable income	$ 171,936
Undistributed long-term capital gains	$ 2,700,022
Net unrealized appreciation on investments	$ 8,767,147

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Years Ended August 31,
	2008	2007
Distributions from tax-exempt income	$ 15,323,610	$ 15,557,356
Distributions from ordinary income*	$ —	$ 1,829,157
Distributions from long-term capital gains	$ —	$ 310,178
* For tax purposes short-term capital gains distributions are considered taxable income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

Statement of Cash Flows. Information of financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The end of period cash amount shown in the Statement of Cash Flows represents the cash position in the Fund's custodian bank at August 31, 2008. Non-cash activity from market discount accretion and premium amortization has been excluded from Statement of Cash Flows.

B. Purchases and Sales of Securities

During the year ended August 31, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $162,000,305 and $229,165,273, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement.

The Fund pays a monthly management fee, computed and accrued daily and payable monthly at the following annual rates:

First $250 million of the Fund's average daily net assets	.55%
Next $750 million of such net assets	.52%
Next $1.5 billion of such net assets	.50%
Next $2.5 billion of such net assets	.48%
Next $2.5 billion of such net assets	.45%
Next $2.5 billion of such net assets	.43%
Next $2.5 billion of such net assets	.41%
Over $12.5 billion of such net assets	.40%

For the period from September 1, 2007 through September 30, 2007, the Advisor had contractually agreed to waive all or a portion of its management fee (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain operating expenses of each class as follows:

Class A	.83%
Class B	1.63%
Class C	1.64%
Class S	.64%

Effective October 1, 2007 through November 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	.85%
Class B	1.60%
Class C	1.60%
Class S	.60%

Accordingly, for the year ended August 31, 2008, the fee pursuant to the Investment Management Agreement aggregated $1,981,400, of which $61,142 was waived, resulting in an annual effective rate of 0.52% of the Fund's average daily net assets.

For the year ended August 31, 2008, the Advisor agreed to reimburse the Fund $339,754 of sub-recordkeeping expenses for Class S shares.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended August 31, 2008, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at August 31, 2008
Class A	$ 54,062	$ 5,273	$ 17,342
Class B	2,078	2,078	—
Class C	2,680	2,680	—
Class S	66,601	66,601	—
	$ 125,421	$ 76,632	$ 17,342

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares, respectively. For the year ended August 31, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2008
Class B	$ 17,696	$ 1,355
Class C	41,147	3,437
	$ 58,843	$ 4,792

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to the Fund at an annual rate of up to 0.25% of average daily net assets for Class A, B and C shareholders. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at August 31, 2008	Annual Effective Rate
Class A	$ 246,718	$ —	$ 25,825.20%
Class B	5,727	370	462.23%
Class C	13,677	644	864.24%
	$ 266,122	$ 1,014	$ 27,151

Underwriting and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2008 aggregated $7,857.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended August 31, 2008, the CDSC for Class B and C shares was $3,497 and $240, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended August 31, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders and shareholder meeting" aggregated $28,745, of which $12,996 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specific amounts for various committee services and for the Board Chairperson and Vice Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Trustees, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended August 31, 2008, the Fund paid its allocated portion of the retirement benefit of $19,025 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

D. Fee Reductions

For the year ended August 31, 2008, the Advisor agreed to reimburse the Fund $1,819, which represented a portion of the expected fee savings for the Advisor through December 31, 2007 related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended August 31, 2008, the Fund's custodian fee was reduced by $845 and $3,352, respectively, for custodian and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2008		Year Ended August 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	454,873	$ 4,832,942	477,902	$ 5,166,882
Class B	18,400	196,961	13,541	146,763
Class C	82,174	876,290	28,806	312,738
Class S	5,147,426	54,333,869	5,857,402	62,387,301
		$ 60,240,062		$ 68,013,684
Shares issued to shareholders in reinvestments of distributions
Class A	323,629	$ 3,437,076	377,134	$ 4,078,836
Class B	4,672	49,721	9,446	102,602
Class C	10,476	111,333	13,770	148,982
Class S	423,169	4,493,095	492,498	5,326,407
		$ 8,091,225		$ 9,656,827
Shares redeemed
Class A	(1,241,319)	$ (13,182,881)	(1,389,630)	$ (15,020,654)
Class B	(74,045)	(792,867)	(225,191)	(2,430,814)
Class C	(134,232)	(1,412,617)	(75,119)	(808,074)
Class S	(11,188,248)	(117,835,380)	(4,900,780)	(52,460,082)
		$ (133,223,745)		$ (70,719,624)
Redemption fees		$ 2,354		$ 233
Net increase (decrease)
Class A	(462,817)	$ (4,912,820)	(534,594)	$ (5,774,936)
Class B	(50,973)	(546,185)	(202,204)	(2,181,449)
Class C	(41,582)	(424,994)	(32,543)	(346,354)
Class S	(5,617,653)	(59,006,105)	1,449,120	15,253,859
		$ (64,890,104)		$ 6,951,120

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS State Tax-Free Income Series and Shareholders of DWS New York Tax-Free Income Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of DWS New York Tax-Free Income Fund (the "Fund"), one of the series of DWS State Tax-Free Income Series (the "Trust"), as of August 31, 2008, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS New York Tax-Free Income Fund at August 31, 2008, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts October 23, 2008

Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $2,970,000 as capital gain dividends for its year ended August 31, 2008, of which 100% represents 15% rate gains.

Of the dividends paid from net investment income for taxable year ended August 31, 2008, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Shareholder Meeting Results (Unaudited)

The Special Meeting of Shareholders of DWS New York Tax-Free Income Fund (the "Fund") was held on March 31, 2008 at the offices of Deutsche Asset Management, 345 Park Avenue, New York, NY 10154. The following matters were voted upon by the shareholders of said Fund (the resulting votes are presented below):

1. Election of the Board of Trustees.

	Number of Votes:
Trustee	For	Withheld
John W. Ballantine	27,080,413.3390	1,387,598.9180
Henry P. Becton, Jr.	26,978,047.3990	1,489,964.8580
Dawn-Marie Driscoll	27,058,088.7550	1,409,923.5020
Keith R. Fox	26,968,133.4010	1,499,878.8560
Paul K. Freeman	27,076,577.4990	1,391,434.7580
Kenneth C. Froewiss	27,077,614.6240	1,390,397.6330
Richard J. Herring	26,982,106.9220	1,485,905.3350
William McClayton	27,055,440.9900	1,412,571.2670
Rebecca W. Rimel	26,971,931.8270	1,496,080.4300
William N. Searcy, Jr.	26,988,285.7620	1,479,726.4950
Jean Gleason Stromberg	26,980,533.1700	1,487,479.0870
Robert H. Wadsworth	27,057,584.6060	1,410,427.6510
Axel Schwarzer	27,044,949.0150	1,423,063.2420

The meeting was reconvened on May 1, 2008, at which time the following matter was voted upon by the shareholders:

4-A. Approval of Amended and Restated Declarations of Trust.

Number of Votes:
For	Against	Abstain
18,760,425.8070	1,306,017.0430	2,035,846.0710

The meeting was then reconvened on August 15, 2008, at which time the following matters were voted upon by the shareholders:

2-A. Approval of an Amended and Restated Investment Management Agreement.

Number of Votes:
For	Against	Abstain
21,046,176.1710	1,810,193.0520	2,192,988.4640

2-B. Approval of a Subadvisor Approval Policy.

Number of Votes:
For	Against	Abstain
21,289,350.1260	1,610,836.1470	2,149,173.4140

3. Approval of a Revised Fundamental Investment Policy Regarding Commodities.

Number of Votes:
For	Against	Abstain
20,929,252.2560	1,845,382.9450	2,274,724.4860

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of August 31, 2008. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004[2] Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		133
Paul K. Freeman (1950) Vice Chairperson since 2008 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	133
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	133
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	133
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	133
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	133
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	133
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	133
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)	133
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	133
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	133
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	136
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	133
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[10] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[10] (1962) Assistant Secretary 2005-present	Director[5], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Kathleen Sullivan D'Eramo[9] (1957) Assistant Treasurer, 2003-present	Director[5], Deutsche Asset Management
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Represents the year Ms. Driscoll was first appointed Chairperson of certain DWS funds.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B and C:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S
Nasdaq Symbol	KNTAX	KNTBX	KNTCX	SNWYX
CUSIP Number	23337H 504	23337H 603	23337H 702	23337H 801
Fund Number	26	226	326	SNWYX

ITEM 2.	CODE OF ETHICS

As of the end of the period, August 31, 2008, DWS New York Tax-Free Income Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS NEW YORK TAX-FREE INCOME FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accountant, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accountant Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2008	$59,093	$0	$8,441	$0
2007	$46,742	$0	$6,374	$0

The above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accountant Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2008	$0	$382,000	$0
2007	$250,000	$486,614	$0

The “Audit-Related Fees” were billed for services in connection with agreed upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2008	$8,441	$382,000	$1,474,733	$1,865,174
2007	$6,374	$486,614	$1,519,326	$2,012,314

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DeIM and other related entities that provide support for the operations of the fund.

***

In connection with the audit of the 2007 and 2008 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***

E&Y advised the Fund’s Audit Committee that certain arrangements between the Ernst & Young member firm in Germany (“E&Y Germany”) and Deutsche Bank AG (“DB”) had been determined to be inconsistent with the SEC auditor independence rules. DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund. In 2006 and 2007, DB provided standard overdraft protection on a depository account and a guarantee of certain lease deposits to E&Y Germany. E&Y advised the Audit Committee that while neither of these arrangements was ever utilized by E&Y Germany, they could constitute lending type arrangements in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(1)(ii)(A) provides that an accountant is not independent when an accounting firm has a loan to or from an audit client.) E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audits of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that neither of the arrangements was ever utilized and, accordingly, E&Y Germany never had amounts outstanding to DB, these arrangements were immaterial to E&Y Germany and DB and the E&Y professionals responsible for the Fund’s audits were not aware of these arrangements. E&Y informed the Audit Committee that E&Y Germany has cancelled the overdraft arrangements and has terminated the guarantee on the lease deposits.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS New York Tax-Free Income Fund, a series of DWS State Tax-Free Income Series

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	October 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS New York Tax-Free Income Fund, a series of DWS State Tax-Free Income Series

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	October 30, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	October 30, 2008